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                                                                Exhibit 99.1

                                 TRUST AGREEMENT


                  This Trust Agreement ("Agreement") is made and entered into as of October 17, 2003, by and between AirGate PCS, Inc., a Delaware corporation (the "Company"), and Wilmington Trust Company, a Delaware banking corporation (the "Bank").

                  WHEREAS, the Company is the record owner of 1000 shares of the common stock, par value $.01 per share, of iPCS, Inc, a Delaware corporation ("iPCS"), and such shares represent all of the outstanding capital stock of iPCS (the "iPCS Stock");

                  WHEREAS, on February 23, 2003, iPCS and its subsidiaries, iPCS Wireless, Inc. and iPCS Equipment, Inc., filed a Chapter 11 bankruptcy petition in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") for the purpose of effecting a court-administered reorganization pursuant to a plan of reorganization (the "Plan");

                  WHEREAS, the Company desires to irrevocably transfer all right, title and interest in and to the iPCS Stock to a trust for the benefit of the Beneficiaries (as defined herein) and the Bankruptcy Court has approved such transfer; and

                  WHEREAS, the Trustee (as defined herein) has agreed to act as the Trustee under this Agreement and to perform as Trustee upon and subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, for and in consideration of the covenants and agreements set forth below, intending to be legally bound hereby, the Trustee accepts the Trust (as defined herein) created hereby and agrees to hold all property which it may receive in trust, for the purposes and on the terms and conditions set forth herein, and the Company and the Trustee hereby agree, for the express benefit of the Beneficiaries, as follows:


                                    ARTICLE I

                                  Organization


     Section 1.1 Name. The Trust created by this Agreement (the "Trust") will be known as the "iPCS Common Stock Trust."

     Section 1.2 Office. The administrative office of the Trust will be in care of the Trustee, addressed to Wilmington Trust Company, Corporate Financial Services Division, Rodney Square North, Wilmington, Delaware, 19890, Attention:

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Corporate  Trust  Administration,  or at such other  address in  Delaware as the
Trustee may designate by written notice to the Company. For the purposes of this Agreement, the term "Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Trustee under this Agreement, and any successor Trustee under this Agreement.

     Section 1.3 Purposes and Powers. This Trust is established for the sole purpose of protecting and conserving the Trust Estate (as defined herein) transferred to it by the Company on behalf of the Beneficiaries, enforcing the rights of the Beneficiaries thereto, collecting the income thereon, distributing the Trust Estate to the Beneficiaries, and taking such other action as is necessary to conserve and protect the Trust Estate and to provide for the orderly liquidation of any and all of the Trust Estate. Under no circumstances shall the Trust or the Trustee hereunder have any power to engage in any trade or business, or in any other activity except as is necessary to the foregoing purposes and this limitation shall apply irrespective of whether the conduct of any business activities is deemed by the Trustee to be convenient, desirable, necessary or proper for the conservation and protection of the Trust Estate.

     Section 1.4 Appointment of Trustee. The Company hereby appoints the Trustee as trustee of the Trust effective as of the date of this Agreement (the "Effective Date"), to have all the rights, powers and duties set forth in this Agreement.

     Section 1.5 Trust Estate. Simultaneously with the execution and delivery of this Agreement, the Company shall irrevocably transfer to the Trustee, on behalf of and for the sole benefit of the Beneficiaries, all of the Company's respective right, title and interest in and to the iPCS Stock. The Company shall deliver to the Trustee the certificate or certificates representing the iPCS Stock, duly endorsed, accompanied by all instruments and documents required to effect the transfer and to vest in the Trustee title to the iPCS Stock. The iPCS Stock and any dividends or distributions made with respect to the iPCS Stock, including any amount received upon the cancellation of the iPCS Stock, as well as any additional contributions that may be made by the Company to the Trust, and any dividends, distributions or additional contributions, will constitute the "Trust Estate" from time to time.

                  Section 1.6 Interest of the Company. The Company hereby disclaims any right, title, and interest in and to the iPCS Stock on and after the Effective Date including without limitation the right to vote the iPCS Stock and the right to any distributions on the iPCS Stock.

                  Section 1.7 Declaration of Trust. The Trustee declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth in this Agreement for the benefit of the Beneficiaries.

                  Section 1.8 Location of Trust. It is the intention of the parties to this Agreement that the Trust constitute a trust under the laws of the State of Delaware. The Trust is created and will be administered in the State of Delaware. The bank account maintained by the Trustee on behalf of the Trust will be located in the State of Delaware, and all securities owned by the

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Trust will be held in the State of Delaware. The Trust will not have any employees and will not have any real or personal property located in any state other than the State of Delaware. The Trust's only office will be at the office of the Trustee as set forth in this Agreement.


                                   ARTICLE II

                                  Beneficiaries

                  Section 2.1 Stockholders as Beneficiaries. The record owners of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on the Effective Date (the "Trust Stockholders") shall be the initial Beneficiaries of the Trust and shall have a Beneficial Interest (as defined herein) in the Trust. Beneficial Interests in the Trust shall be evidenced by a book entry in a register maintained by the Trustee for such purpose pursuant to Section 2.2 hereof. For this purpose, the term "Beneficial Interest" shall mean, for each Beneficiary, the percentage determined by dividing the number of shares of Common Stock of Company (the "Stock") held beneficially and of record by the Beneficiary at the close of business on the Effective Date by the total number of shares of Common Stock outstanding on such date (25,961,445 shares as of the Effective Date). The rights and benefits provided in this Agreement represent the sole interest of the Trust Stockholders in the Trust. Each distribution by the Trustee shall be made to the Trust Stockholders, or their legal representatives or successors in interest authorized by Section 2.5 hereof (together with the Trust Stockholders, the "Beneficiaries"), pro rata according to their respective Beneficial Interests. As of the Effective Date, there were no shares of any other class of stock of the Company issued or outstanding other than the Common Stock.

                  Section 2.2 Record of Beneficiaries. The Company shall provide the Trustee with a list of the Trust Stockholders and the respective number of shares owned by such Trust Stockholders at the close of business on the Effective Date and the Company shall promptly inform the Trustee of any successors in interest to such Trust Stockholders authorized by Section 2.5 hereof. In reliance exclusively on such information supplied by the Company, the Trustee shall maintain a record of the names of each Beneficiary and his Beneficial Interest in the Trust.

                  Section 2.3 Trust Certificates. The Beneficial Interests shall be uncertificated, and the Trustee shall not issue certificates representing Beneficial Interests in the Trust.

                  Section 2.4 Missing Beneficiaries. A "Missing Beneficiary" shall be defined as a Beneficiary who has not cashed one or more checks issued to him by the Trustee in payment of distributions hereunder or has not properly endorsed any document required by a delivery service in connection with the delivery of property addressed to him as part of a distribution hereunder. If a notice or distribution is mailed by the Trustee to a Beneficiary and either the notice is returned by the United States Postal Service to the Trustee as undeliverable or any check included in such notice is not cashed within 60 days, such Beneficiary shall thereafter be a Missing Beneficiary. Upon the termination of the Trust pursuant to Section 6.2 hereof, any distributions hereunder which

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have not been distributed due to the existence of Missing Beneficiaries shall be delivered to iPCS to be held for the benefit of the Missing Beneficiaries and in accordance with applicable escheat law and any Missing Beneficiaries shall thereafter look only to iPCS for payment of any such distributions.

                  Section 2.5. Transfer of Interests. The Beneficial Interest of a Beneficiary in the Trust may not be transferred in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest) except (a) by bequest or inheritance in the case of an individual Beneficiary or (b) by operation of law.


                                   ARTICLE III

                           Obligations Of The Trustee

                  Section 3.1 Access to Books and Records. If so requested by a Beneficiary and at such Beneficiary's sole cost and expense, the Trustee shall permit the Beneficiary or its respective authorized representatives (including without limitation attorneys and independent public accountants) access to its books and records relating to the Trust during normal business hours for the purpose of auditing the Trust and the activities therein.

                  Section 3.2 Investment of Funds. The Trustee is hereby authorized and directed to open a non-interest bearing trust account into which any cash or cash equivalents constituting part of the Trust Estate from time to time shall be deposited. Under no circumstances shall any cash or cash equivalents constituting part of the Trust Estate be invested. The Trustee (in its capacity as such) shall not engage in any income-producing activity and shall hold all funds received by it in non-interest bearing trust accounts.

                  Section 3.3 Grantor Trust. It is intended that the granting, assignment and conveyance of the iPCS Stock to the Trust shall be for the benefit of the Beneficiaries and shall be treated for federal, state and local income tax purposes as if it were distributed directly to the Beneficiaries. It is the intent of the parties hereto that the Trust will be treated as a grantor trust for federal, state and local income tax purposes and each Beneficiary shall be treated as the owner of its Beneficial Interest in the iPCS Stock. The Trustee shall cause to be prepared for and filed on behalf of the Trust all income tax returns and governmental reports required by law. Pursuant to Section 671 of the Internal Revenue Code of 1986, as amended, each Beneficiary shall include in the calculation of its taxable income and federal income tax liability, if any, such Beneficiary's share of all items of income, gain, loss, deduction and credit attributable to the Trust Estate. The Trustee shall timely provide to each of the Beneficiaries such information as is reasonably necessary for such Beneficiary to file its income tax returns and reports. The Company will furnish the Trustee with all such information as may be reasonably required in connection with the preparation of such income tax returns and governmental reports. The Trustee shall satisfy its obligations with respect to this Section
3.3 of this Agreement by retaining a firm of independent public accountants or an affiliate of the Trustee (the "Accountants") which shall perform the

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obligations of the Trustee under this Section 3.3. The Trustee shall be deemed to have discharged its obligations pursuant to this Section 3.3 upon its retention of the Accountants and the Trustee shall have no liability with respect to the negligence or misconduct of the Accountants.

                  Section 3.4 Distributions. Within five (5) business days following notice from the Bankruptcy Court to the Trustee of the final approval of the Plan by the Bankruptcy Court and provided that the Plan provides for a distribution with respect to the iPCS Stock to the Beneficiaries, the Trustee shall distribute the Trust Estate to the Beneficiaries pursuant to Section 2.1 hereof and the terms of the Plan. In addition, the Trustee may distribute any of the Trust Estate to the Beneficiaries in-kind; provided, however that, notwithstanding anything in this Agreement to the contrary, the Trustee shall not be responsible for reviewing and/or interpreting the Plan and if the Plan speaks to the manner in which the iPCS Stock or any other part of the Trust Estate is to be distributed, handled or maintained, the Trustee shall distribute, handle or maintain such iPCS Stock or other part of the Trust Estate solely in accordance with written instructions from the Bankruptcy Court and the Trustee shall have the power to petition the Bankruptcy Court for clarification of any such written instruction.

                  Section 3.5 No Payment to Company. In no event shall the Trustee reconvey to the Company any of the Trust Estate.

                  Section 3.6 Annual Report to Beneficiaries. As soon as practicable after the close of each calendar year, but in any event within 90 days thereafter, the Trustee shall prepare and mail to each Beneficiary a report for such calendar year showing the assets and liabilities of the Trust known to the Trustee at the end of each such calendar year and the receipts and disbursements of the Trust for the period, including dates and amounts of distributions made by the Trustee, and if the Trustee is directed so to do by the iPCS board of directors, a copy of such report shall be filed with the Securities and Exchange Commission. Such report shall also describe the changes in the Trust's assets during the period and the actions taken by the Trustee during the period. The financial statements contained in such report shall be prepared in accordance with generally accepted accounting principles, but need not be audited by an independent public accountant.

                  Section 3.7 Interim Reports to Beneficiaries. The Trustee shall prepare and mail to each Beneficiary a report describing each event that occurs with respect to the Trust which, as directed in writing by the iPCS board of directors or the Bankruptcy Court, constitutes a material event relating to the Trust Estate; provided that a report need not be prepared and mailed describing a material event if an annual report will be issued at approximately the same time that describes the material event as it would be discussed in a report issued. If the Trustee is directed so to do by the iPCS board of directors, the Trustee shall file a copy of the report with the Securities and Exchange Commission.

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                                   ARTICLE IV

                              Powers Of The Trustee

                  Section 4.1 Title. Legal title to all assets of the Trust Estate shall be vested in the Trustee, on behalf of and for the benefit of the Beneficiaries, except that the Trustee shall have the power to cause legal title, or evidence of legal title, to any part of the Trust Estate to be held by any nominee or other person, on such terms, in such manner and with such power as the Trustee may reasonably determine.

                  Section 4.2 Powers of Trustee. Subject to the terms of this Agreement and the Plan, and subject to any order of the Bankruptcy Court, the Trustee shall have control and authority over the Trust Estate, over the acquisition, administration, use and disposition thereof. No person dealing with the Trust shall be obligated to inquire as to the authority of the Trustee in connection with the acquisition, administration, use and disposition of the Trust Estate. Subject to Section 1.3 hereof, the Trustee's powers, except as otherwise expressly limited in this Agreement or the Plan, shall include, but shall not be limited to, the following:

          (i) to accept on behalf of the Beneficiaries the iPCS Stock to be transferred from the Company on the Effective Date;

          (ii) to hold the iPCS Stock until the final approval of the Plan and distribute the proceeds to the Beneficiaries in accordance with the terms of this Agreement and the Plan;

          (iii) to expend monies constituting part of the Trust Estate for the purpose of administering the Trust;

          (iv) solely upon receipt by the Trustee of written instructions pursuant to Section 8.2(g) hereof or from a majority in Beneficial Interest, to prosecute and defend all actions affecting the Trust and to compromise or settle any suits, claims or demands, or waive or release any rights, relating to the Trust;

          (v) to engage in all acts necessary and reasonable in performing the obligations of a trustee under a trust of the type provided for in this Agreement; and

          (vi) to modify, amend or alter the terms of this Agreement as provided in Section 9.6 of this Agreement.

                  Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be authorized and shall have no power to (1) "vary the investment" of any Beneficiary within the meaning of Treasury Regulation section 301.7701-4(c)(1) or (2) elect under Treasury Regulation section 301.7701-3 to treat this Trust as other than a trust for federal income tax purposes. Any party providing the Trustee with written instructions pursuant to any provision of this Agreement shall include a representation to the effect that the compliance by the Trustee with such instructions shall not result in the Trustee being deemed to have violated the foregoing clauses (1) and (2) of this Section 4.2.

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                                    ARTICLE V

                             Concerning the Trustee

                  Section 5.1 Acceptance of Trusts and Duties. The Trustee accepts the trust created by this Agreement and agrees to perform its duties under this Agreement with respect to such trust upon the terms contained in this Agreement. Neither the Trustee nor the Bank shall be answerable or accountable under any circumstances, except (i) for its own willful misconduct or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 5.3 expressly made by the Bank, or (iii) for taxes, fees, or other charges that are imposed on, based on, or measured by any fees, commissions, or compensation received by the Trustee in connection with any of the transactions contemplated by this Agreement. In particular, but not by way of limitation:

                  (a) Neither the Trustee nor the Bank shall be liable for any error of judgment made in good faith by a responsible officer thereof in the absence of gross negligence or willful misconduct;

                  (b) Neither the Trustee nor the Bank shall be liable with respect to any action taken or omitted to be taken in accordance with the instructions of iPCS in the absence of gross negligence or willful misconduct;

                  (c) No provision of this Agreement shall require the Trustee or the Bank to expend or risk funds or otherwise incur any financial liability in the performance of any of its or the Trustee's rights or powers hereunder, if the Trustee or the Bank shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  Section 5.2 Furnishing of Documents. The Trustee shall furnish to the Company promptly upon receipt, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to the Trustee under this Agreement (other than documents originated by or otherwise furnished to the Company).

                  Section 5.3 Representation and Warranty. The Bank hereby represents and warrants to the Company, for its benefit and the benefit of the Beneficiaries, that (i) this Agreement has been executed and delivered by its officers who have been duly authorized to execute and deliver this Agreement in such capacity on its behalf; (ii) this Agreement constitutes a valid, legal and binding instrument of the Bank, enforceable in accordance with its terms except as such enforceability may be affected by applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors,


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generally and general principles of equity; (iii) the execution, delivery and performance of this Agreement by the Bank will not conflict with or constitute a breach of or default under the certificate of incorporation or by-laws of the Bank or any agreement, indenture or other instrument to which the Bank is a party or by which it or any of its properties may be bound, or any law, administrative regulation or court decree applicable to the Bank; and (iv) the Bank meets the requirements for a successor Trustee specified in Section 7.1(c).

                  Section 5.4       Reliance: Advice of Counsel.

                  (a) The Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of whose determination is not specifically prescribed in this Agreement, the Trustee may for all purposes of this Agreement rely on a certificate signed by the president, any vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance on the certificate.

                  (b) In the exercise or administration of the Trust under this Agreement, the Trustee (i) may act directly or, at the expense of the Trust Estate, through agents or attorneys pursuant to agreements entered into with any of them, and the Trustee shall not be liable for the default or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care; and (ii) may, at the expense of the Trust Estate, consult with counsel, accountants, and other skilled persons to be selected with reasonable care and employed by it, and the Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants, or other skilled persons.

                  Section 5.5 Not Acting in Individual Capacity. Except as provided in this Article V, in accepting the Trust created by this Agreement the Bank acts solely as trustee under this Agreement and not in its individual capacity and all persons having any claims against the Trust or the Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust Estate for payment or satisfaction of those claims.

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                                   ARTICLE VI

                              Term and Termination

                  Section 6.1 Term. This Agreement shall become effective upon the Effective Date and shall exist until terminated in accordance with Section
6.2 hereof.

                  Section 6.2 Termination. This Agreement and the Trust created hereby shall terminate and this Agreement shall be of no further force or effect, only upon the earlier to occur of the following: (i) a distribution in accordance with Section 3.4 of this Agreement, and, if applicable, Section 2.4 hereof, (ii) the approval of a Plan that does not provide for the distribution of iPCS Stock to the Beneficiaries and (iii) three (3) years after the Effective Date. Upon the termination of this Agreement and the Trust created hereby, the Trustee shall distribute the Trust Estate to the Beneficiaries pursuant to
Section 2.1 hereof. Under no circumstances shall any of the Trust Estate revert to or vest with the Company.

                                   ARTICLE VII

                   Successor Trustees And Additional Trustees

                  Section 7.1 Resignation of Trustee: Appointment of Successor.

                  (a) The Trustee may resign at any time without cause by giving at least 60 days' prior written notice to iPCS, such resignation to be effective on the acceptance of appointment by a successor Trustee under Section 7.1(b). In addition, iPCS may at any time remove the Trustee solely for cause by an instrument in writing delivered to the Trustee, such removal to be effective upon the acceptance of appointment by a successor Trustee under Section 7.1(b). In case of the resignation or removal of the Trustee, iPCS may appoint a successor Trustee by an instrument signed by iPCS. iPCS will use its best efforts to appoint a successor Trustee. If a successor Trustee is not appointed within 30 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as it may prescribe, appoint a successor Trustee, which shall, if possible, meet the qualifications of Section 7.1(c). Notwithstanding the removal or resignation of the Trustee pursuant to this Section 7.1, the Bank shall remain liable to the extent set forth in Section 5.1 for any action or inaction of the Trustee prior to such removal or resignation.

                  (b) Any successor Trustee, however appointed, will execute and deliver to the predecessor Trustee and to the Company an instrument accepting its appointment, and thereupon the successor Trustee, without further act, will become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts under this Agreement with the same effect as if the successor Trustee had originally been named as the Trustee; but nevertheless, upon the written request of a successor Trustee, the predecessor Trustee will execute and deliver an instrument transferring to the successor Trustee, upon the trusts expressed in this Agreement, all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee, and


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the predecessor Trustee will duly assign, transfer, deliver, and pay over to the successor Trustee all moneys or other property then held or subsequently received by the predecessor Trustee upon the trusts expressed in this Agreement.

                  (c) Any successor Trustee, however appointed, shall be a bank or trust company incorporated and doing business within the United States of America and having a combined capital and surplus of at least $50,000,000, if there is such an institution willing, able, and legally qualified to perform the duties of the Trustee under this Agreement upon reasonable and customary terms.

                  (d) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Trustee may be transferred, shall, subject to the terms of
Section 7.1(c), be the Trustee under this Agreement without further act.

                  Section 7.2 Appointment of Additional Trustees. At any time or times for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee, by an instrument in writing, may appoint one or more individuals or corporations to act as separate trustee or separate trustees of all or any part of the Trust Estate to the full extent that a local law makes it necessary for such separate trustee or separate trustees to act alone. Under no circumstances shall the Trustee have any liability for any action or inaction of any such separate trustee, but rather shall only be liable to the extent the Trustee did not exercise reasonable care in the selection of such separate trustee.


                                  ARTICLE VIII

                    Representations, Warranties and Covenants

                  Section 8.1 Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Bank that:

                  (a) The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Delaware with corporate power and authority to own its properties and to transact the business in which it is now engaged, and the Company is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except jurisdictions in which failure to qualify would not, in the aggregate, have a material adverse effect upon the Company.

                  (b) This Agreement has been duly authorized, executed and delivered by the Company and this Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with


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its terms, except as such enforceability may be affected by applicable bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and by general principles of equity.

                  (c) The iPCS Stock being transferred to the Trust constitutes all of the issued and outstanding capital stock of iPCS owned by the Company.

                  Section 8.2 Representations and Warranties of the Trustee. The Trustee represents and warrants to the Company, subject to Section 8.2(g) hereof, that:

                   (a) The Trustee shall not amend or propose to amend or otherwise change iPCS's certificate of incorporation or bylaws and shall comply with the iPCS certificate of incorporation and bylaws in effect on the Effective Date, other than as may be directed in writing by the iPCS Board of Directors or by the Bankruptcy Court;

                  (b) The Trustee shall not cause iPCS to issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of iPCS's capital stock, or any options, warrants, convertible securities, debt securities, or any other ownership interest in iPCS, other than as may be directed in writing by the iPCS Board of Directors or by the Bankruptcy Court;

                  (c) The Trustee acknowledges that (i) the Company has informed it that, prior to the Effective Date, the Company's Board of Directors consisted of Thomas M. Dougherty, William H. Seippel and Eric Ensor; (ii) the Company has informed it that, effective as of the Effective Date, Thomas M. Dougherty and William H. Seippel will resign from the Board of Directors of iPCS and Eric Ensor will continue as a member of Board of Directors of iPCS; (iii) the Company has informed it that, at the Effective Date, the Board of Directors of iPCS will be reduced to two members and an individual designated by the Board of Directors of iPCS will be appointed to fill the vacancy on the Board of Directors; and
(iv) the Trustee shall take no action to remove Eric Ensor or such newly-appointed director as members of the iPCS Board of Directors or to change the size of the iPCS Board of Directors, other than as may be directed in writing by the iPCS Board of Directors or by the Bankruptcy Court;

                  (d) The Trustee acknowledges the Management Agreement between iPCS and YMS Management, L.L.C. attached hereto as Exhibit A and agrees not to take any action to amend the terms of the Management Agreement (it being understood that such agreement may be modified, amended or supplemented by iPCS and YMS Management, L.L.C. without the consent of the Trustee or the Beneficiaries provided however, that no such amendment may affect the Trustee without its consent;

                   (e) The Trustee confirms that the Company has informed it that Timothy M. Yager is the Chief Restructuring Officer of iPCS and will continue as the Chief Restructuring Officer of iPCS following the Effective Date. The Trustee represents that it will not take any action to remove Timothy
M. Yager or any other officer of the Company;


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

                  (f) Subject to Section 6.2 hereof, the Trustee will not pledge, assign, sell, convey or transfer the iPCS Stock except pursuant to the Plan confirmed by the Bankruptcy Court or as otherwise ordered by the Bankruptcy Court; and

                  (g) The Trustee will vote the iPCS Stock and otherwise act in its capacity as a stockholder of iPCS in accordance with the direction of the iPCS board of directors as set forth in a secretary's certificate of iPCS and will have no obligation to act absent a direction from the iPCS board of directors.

                                   ARTICLE IX

                                  Miscellaneous

                  Section 9.1 Notices. All notices, requests, demands, waivers, instructions and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when personally delivered or two Business Days (as defined herein) after being deposited in the U.S. mail, registered or certified, return receipt requested with postage prepaid and addressed as follows to the party to whom the notice, request, demand, waiver, instruction or other communication is to be given, or at such other address as that party shall designate by notice to the other parties in accordance with this Section; provided that notices, requests, demands, waivers, instructions and other communications to the Trustee shall be deemed effective only upon receipt by the Trustee. For this purpose, "Business Day" shall mean any day on which banks located in Wilmington, Delaware are not required or authorized by law to remain closed.

           To the Company:                AirGate PCS, Inc.
                                          233 Peachtree Street, N.E.
                                          Harris Tower, Suite 1700
                                          Atlanta, Georgia  30303

           To the Bank or Trustee:        Wilmington Trust Company
                                          1100 North Market Street
                                          Wilmington, Delaware 19890
                                          Attention: Corporate Trust
                                          Administration
                                          Tel: (302)-636-6449

           With a copy of any notice to:  iPCS, Inc.
                                          2300 North Barrington Road,
                                          Suite 400
                                          Hoffman Estates, Illinois 60195
                                          c/o Timothy M. Yager

                                          Mayer, Brown, Rowe & Maw LLP
                                          190 South LaSalle St.
                                          Chicago, Illinois  60603-3441
                                          c/o Paul W. Theiss

                  Section 9.2 Governing Law. This Agreement, the rights of the parties hereunder and the legal relations among the parties shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

                  Section 9.3 Successors and Assignee. This Agreement shall, subject to other provisions hereof restricting assignment or delegation, be binding upon and inure to the benefit of the parties hereto, their respective successor, heirs, executors, administrators, estates, legal representatives and assigns. For purposes of this Agreement, all of the successors, heirs, executors, administrators, estates, legal representatives and assigns of any Beneficiaries shall collectively constitute a single Beneficiary.

                  Section 9.4 Counterparts. This Agreement may be executed in two or more counterparts, and by each party on separate counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

                  Section 9.5 Headings. Titles and headings to sections herein are for purposes of reference only and shall in no way limit, define or otherwise affect the interpretation of the provisions hereof.

                  Section 9.6 Amendment. This Agreement may be amended, modified or supplemented only by an agreement in writing signed by the Trustee and by the Company.

                  Section 9.7 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Trustee and the Beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Assets of the Trust or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  Section 9.8 Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties hereto relating to the subject matters hereof and there are no other agreements or understandings, written or oral, in effect between the parties relating to such subject matter except as expressly referred to herein.

                  Section 9.9 Consent to Jurisdiction. The Company, the Trustee and any Beneficiary accepting a Beneficial Interest herein, from time to time, hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other county, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement or any transaction or event relating hereto,
(iii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum or is subject to a jury trial.

                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date and year first above written.

                                       AIRGATE PCS, INC.

                                       By: /s/ William H. Seippel
                                       Title: Chief Financial Officer


                                       WILMINGTON TRUST COMPANY

                                       By:/s/ Scott Huff
                                       Title:  Financial Services Officer